SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN SHORT INTERMEDIATE TERM BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen Short Intermediate Bond Fund, Evergreen Ultra Short Opportunities Fund and Evergreen VA Core Bond Fund (each, a “Fund”; together, the “Funds”)

            Effective immediately, the section of the Funds’ prospectuses entitled “Risk Factors” is revised to add the following:

If the Fund purchases mortgage-backed or asset-backed securities that are ’subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called ’subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

August 28, 2007	580698 (8/07)